UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 28, 2024

BMO 2023-C4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001957662)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Argentic Real Estate Finance LLC

(Central Index Key number: 0001624053)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Oceanview Commercial Mortgage Finance, LLC

(Central Index Key number: 0001894245)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

(Exact name of sponsors as specified in their charters)

                 Delaware                                   333-255934-04                                  86-2713125

     (State or other jurisdiction               (Commission File Number             (IRS Employer Identification

  of incorporation of depositor)                    of issuing entity)                             No. of depositor)

                        151 West 42nd Street

                        New York, New York                                                                 10036

(Address of principal executive offices of depositor)                                (Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

                                                                   Not Applicable

                                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.        Entry into a Material Definitive Agreement.

On February 14, 2023 (the “Closing Date”), BMO 2023-C4 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C4, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer,  LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.  The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated February 14, 2023 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-04 (the “February 14, 2023 Form 8-K”).  Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Rialto Industrial Whole Loan”) relating to the Mortgage Loan (the “Rialto Industrial Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Rialto Industrial was required to be serviced and administered pursuant to the BBCMS 2022-C18 PSA, which is the servicing agreement for the BBCMS 2022-C18 securitization trust (into which a Companion Loan with respect to the Rialto Industrial Whole Loan was deposited).  The BBCMS 2022-C18 PSA was filed as Exhibit 4.2 to the February 14, 2023 Form 8-K.

On May 25, 2023, the Servicing Shift Lead Note relating to the Rialto Industrial Whole Loan was contributed to the commercial mortgage securitization transaction (the “MSWF 2023-1 Securitization”) involving the issuance of the MSWF Commercial Mortgage Trust 2023-1, Commercial Mortgage Pass-Through Certificates, Series 2023-1 (the “MSWF 2023-1 Certificates”).  Upon the issuance of the MSWF 2023-1 Certificates, the servicing and administration of the Rialto Industrial Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the MSWF 2023-1 Certificates, dated as of May 1, 2023 (the “MSWF 2023-1 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor (the “MSWF 2023-1 Depositor”), Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The MSWF 2023-1 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the MSWF 2023-1 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the MSWF 2023-1 Pooling and Servicing Agreement applicable to the servicing of the Rialto Industrial Mortgage Loan is substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 14, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-04, but will differ in certain respects as described below and, treating the MSWF 2023-1 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•         Upon the Rialto Industrial Whole Loan becoming a specially serviced loan under the MSWF 2023-1 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Rialto Industrial Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $5,000 for the related Whole Loan.

•         In connection with a workout of the Rialto Industrial Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Rialto Industrial Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate for the related Whole Loan.

•         The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the Rialto Industrial Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the related Whole Loan.

•         The Mortgaged Property relating to the Rialto Industrial Whole Loan will be subject to inspection (A) at least once every 12 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the MSWF 2023-1 Securitization is $2,000,000 or more or (b) at least once every 24 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the MSWF 2023-1 Securitization is less than $2,000,000, in each case commencing in the calendar year 2024 (and each Mortgaged Property is required to be inspected on or prior to December 31, 2025) in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.      Description

Exhibit 4.1       MSWF 2023-1 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2024                                                 BMO COMMERCIAL MORTGAGE SECURITIES LLC

By: _/s/ Paul Vanderslice _________________
Name: Paul Vanderslice
Title:   Chief Executive Officer